Prospectus Supplement

                               Dated Aug. 1, 2005*

        AXP Partners International Core Fund (Dec. 30, 2004) S-6259-99 E

Effective on Oct. 3, 2005:

The Principal Investment Strategies section is revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy. The Fund's assets are primarily invested in equity securities of foreign issuers. The Fund may invest in common stocks of companies operating in less developed or emerging markets. The Fund invests mainly in midsized and large companies although it may invest in companies of any size. As a core fund, the Fund will invest in a blend of both value and growth stocks. At times the Fund may favor one more than the other based on available opportunities.

The rest of this section remains unchanged.

S-6259-7 A (8/05)

* Valid until next prospectus update.